ADVANCED SERIES TRUST

AST Value Equity Portfolio

Supplement dated September 19, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Value Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved replacing Herndon Capital Management, LLC (Herndon) as a subadviser to the Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price). This change is expected to become effective on or about October 17, 2016.

To reflect this change, the Summary Prospectus is revised as follows, effective October 17, 2016:

I.	All references and information pertaining to Herndon are hereby deleted from the Summary Prospectus.

II.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby revised by removing all references and information pertaining to Herndon and substituting it with the information set forth below relating to T. Rowe Price:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	T. Rowe Price Associates, Inc.*	Mark S. Finn, CFA, CPA	Portfolio Manager	October 2016
AST Investment Services, Inc.		John D. Linehan, CFA	Portfolio Manager	October 2016
		Heather K. McPherson	Portfolio Manager	October 2016

* T. Rowe Price Associates, Inc. assumed subadviser responsibilities for the assets of the Portfolio on or about October 17, 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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